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                                                                    EXHIBIT 10.2



January 11, 2001


The Board of Directors
Digital Star, Inc.
Unit 1806, Hutchison House
10 Harcourt Road
Central
Hong Kong


Dear Sirs,

As independent public accountants, we hereby consent to the incorporation by reference in this Form 20-F of our report dated January 2, 2001 included in this Registration Statement. It should be noted that we have not audited any financial statements of the Company subsequent to September 30, 2000 or performed any audit procedures subsequent to the date of our report.


Very truly yours,


/s/ Arthur Andersen & Co.
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